$755,634,000 (Approximate) FIRST FRANKLIN MORTGAGE LOAN TRUST, SERIES 2005-FF3 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	177,181,000	1 M LIBOR	0.82	1-22	20.25%	0.08%	04/25/2035	AAA/Aaa/AAA
A2(4)	81,761,000	1 M LIBOR	2.63	22-57	20.25%	0.18%	04/25/2035	AAA/Aaa/AAA
A3(4)	41,000,000	1 M LIBOR	6.03	57-78	20.25%	0.30%	04/25/2035	AAA/Aaa/AAA
A4(5)	314,348,000	1 M LIBOR	2.03	1-78	20.25%	0.20%	04/25/2035	AAA/Aaa/AAA
M1	27,730,000	1 M LIBOR	4.75	45-78	16.65%	0.40%	04/25/2035	AA+/Aa1/AA+
M2	25,419,000	1 M LIBOR	4.62	43-78	13.35%	0.44%	04/25/2035	AA/Aa2/AA
M3	15,020,000	1 M LIBOR	4.55	42-78	11.40%	0.48%	04/25/2035	AA-/Aa3/AA-
M4	13,865,000	1 M LIBOR	4.51	40-78	9.60%	0.60%	04/25/2035	A+/A1/A+
M5	12,709,000	1 M LIBOR	4.47	40-78	7.95%	0.65%	04/25/2035	A/A2/A
M6	11,939,000	1 M LIBOR	4.45	39-78	6.40%	0.72%	04/25/2035	A-/A3/A-
M7	10,014,000	1 M LIBOR	4.43	38-78	5.10%	1.25%	04/25/2035	BBB+/Baa1/BBB+
M8	9,243,000	1 M LIBOR	4.41	38-78	3.90%	1.35%	04/25/2035	BBB/Baa2/BBB
M9	7,703,000	1 M LIBOR	4.41	37-78	2.90%	2.00%	04/25/2035	BBB/Baa3/BBB
B1	4,622,000	1 M LIBOR	4.37	37-78	2.30%	2.40%	04/25/2035	BBB-/Ba1/BBB-
B2	3,080,000	1 M LIBOR	4.26	37-74	1.90%	2.50%	04/25/2035	BBB-/NR/BBB-

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity	(S&P/Moody’s/Fitch)
A1(4)	177,181,000	1 M LIBOR	0.82	1-22	20.25%	0.08%	04/25/2035	AAA/Aaa/AAA
A2(4)	81,761,000	1 M LIBOR	2.63	22-57	20.25%	0.18%	04/25/2035	AAA/Aaa/AAA
A3(4)	41,000,000	1 M LIBOR	7.33	57-172	20.25%	0.30%	04/25/2035	AAA/Aaa/AAA
A4(5)	314,348,000	1 M LIBOR	2.20	1-172	20.25%	0.20%	04/25/2035	AAA/Aaa/AAA
M1	27,730,000	1 M LIBOR	5.19	45-144	16.65%	0.40%	04/25/2035	AA+/Aa1/AA+
M2	25,419,000	1 M LIBOR	5.04	43-137	13.35%	0.44%	04/25/2035	AA/Aa2/AA
M3	15,020,000	1 M LIBOR	4.96	42-130	11.40%	0.48%	04/25/2035	AA-/Aa3/AA-
M4	13,865,000	1 M LIBOR	4.89	40-125	9.60%	0.60%	04/25/2035	A+/A1/A+
M5	12,709,000	1 M LIBOR	4.84	40-120	7.95%	0.65%	04/25/2035	A/A2/A
M6	11,939,000	1 M LIBOR	4.77	39-114	6.40%	0.72%	04/25/2035	A-/A3/A-
M7	10,014,000	1 M LIBOR	4.71	38-107	5.10%	1.25%	04/25/2035	BBB+/Baa1/BBB+
M8	9,243,000	1 M LIBOR	4.63	38-100	3.90%	1.35%	04/25/2035	BBB/Baa2/BBB
M9	7,703,000	1 M LIBOR	4.53	37-91	2.90%	2.00%	04/25/2035	BBB/Baa3/BBB
B1	4,622,000	1 M LIBOR	4.38	37-82	2.30%	2.40%	04/25/2035	BBB-/Ba1/BBB-
B2	3,080,000	1 M LIBOR	4.26	37-74	1.90%	2.50%	04/25/2035	BBB-/NR/BBB-

(1)

Subject to a permitted variance of +5% in aggregate.

(2)

The Certificates will be priced assuming a prepayment speed of 30% CPR.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 1.90%.

(4)

The Class A1, Class A2 and Class A3 Certificates are the Senior Certificates of Group 1.

(5)

The Class A4 Certificates are the Senior Certificates of Group 2.

Principal Payment Priority

On each Payment Date, principal in the amount of any Net Swap Payment or swap termination payment due to the Swap Provider and remaining unpaid (after application of interest received or advanced for this purpose on such Payment Date), will be deposited into the swap account and paid as described in the Swap Account Payment Priority, to be paid from each of Group 1 and Group 2 in proportion to the aggregate collateral balance of each group.  Any funds remaining will be paid in the following order of priority:

I.  Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

A)

All principal from Group 1 will be paid to the Class A1, Class A2 and Class A3 Certificates, sequentially and in that order, until reduced to zero; and

B)

All principal from Group 2 will be paid to the Class A4 Certificates;

1)

If the Senior Certificates related to either group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until all the Senior Certificates have been reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until reduced to zero.

II.

  On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to either group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 40.50% or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates  (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) their Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on April 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees including Servicing Fees;

(2)

To deposit into the Swap Account (as defined below) any Net Swap Payment (as defined below) or any swap termination payment owed to the Swap Provider pursuant to the swap agreement, to be paid from Group 1 and Group 2 Interest in an amount proportionate to the aggregate collateral balance of the related Group;

(3)

To pay Current Interest and Carryforward Interest to the Class A1, Class A2, and Class A3 Certificates from Group 1 Interest on a pro rata basis;

(4)

To pay Current Interest and Carryforward Interest to the Class A4 Certificates from Group 2 Interest;

(5)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis to the extent not paid above;

(6)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, sequentially and in that order;

(7)

To pay the Credit Risk Manager Fee;

(8)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(9)

Any interest remaining after the application of (1) through (8) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

(10)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(11)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(12)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts; and

(13)

To pay remaining amounts to the holder of the Class X Certificates.

Interest Rate Swap Agreement

The 59-month Interest Rate Swap Agreement (the “Swap Agreement”) will obligate the Trust to pay a predetermined annual rate (as shown below) on the swap notional amount in each period.  Payments on both legs of the swap are calculated on an actual/360 basis.  The Trust will receive payments equal to an annual rate of one-month LIBOR on the swap notional amount for each period over the life of the Swap Agreement.  The payments will be netted against each other each month (the “Net Swap Payment”) and will be deposited into an account (the “Swap Account”).

Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)	Month	Approximate Notional Balance ($)	Rate of Payment by Trust (%)
1	0.00	3.11	31	130,639,000.00	4.50
2	743,415,000.00	3.26	32	123,052,000.00	4.50
3	721,098,000.00	3.43	33	115,892,000.00	4.50
4	699,447,000.00	3.53	34	109,137,000.00	4.50
5	678,443,000.00	3.63	35	102,762,000.00	4.50
6	658,066,000.00	3.73	36	96,748,000.00	4.50
7	638,298,000.00	3.83	37	91,074,000.00	4.50
8	619,120,000.00	3.93	38	85,720,000.00	4.50
9	600,514,000.00	3.98	39	80,667,000.00	4.50
10	582,465,000.00	4.01	40	75,899,000.00	4.50
11	534,094,000.00	4.06	41	71,400,000.00	4.50
12	511,464,000.00	4.11	42	67,155,000.00	4.50
13	486,229,000.00	4.15	43	63,149,000.00	4.50
14	453,090,000.00	4.19	44	59,369,000.00	4.50
15	423,497,000.00	4.22	45	55,802,000.00	4.50
16	396,999,000.00	4.25	46	52,436,000.00	4.50
17	373,214,000.00	4.28	47	49,260,000.00	4.50
18	351,814,000.00	4.32	48	46,263,000.00	4.50
19	332,518,000.00	4.35	49	43,435,000.00	4.50
20	315,083,000.00	4.41	50	40,767,000.00	4.50
21	299,300,000.00	4.48	51	38,249,000.00	4.50
22	284,988,000.00	4.46	52	35,873,000.00	4.50
23	271,988,000.00	4.48	53	33,631,000.00	4.50
24	256,367,000.00	4.49	54	31,515,000.00	4.50
25	214,986,000.00	4.46	55	29,519,000.00	4.50
26	194,038,000.00	4.48	56	27,635,000.00	4.50
27	176,672,000.00	4.50	57	25,858,000.00	4.50
28	162,143,000.00	4.50	58	24,181,000.00	4.50
29	149,894,000.00	4.50	59	22,598,000.00	4.50
30	139,501,000.00	4.50	60	21,101,000.00	4.50

Swap Account Payment Priority

All payments due under the Swap Agreement and any swap termination payment pursuant to the Swap Agreement will be deposited into the Swap Account, and allocated in the following order of priority:

(1)

To pay any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement;

(2)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is not due to a default on the part of the Swap Counterparty;

(3)

To the Class A1, A2, A3, and A4 Certificates, Current Interest and Carryforward Interest, on a pro rata basis, to the extent not yet paid;

(4)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, Current Interest and Carryforward Interest, sequentially and in that order, to the extend not yet paid;

(5)

To be paid as principal, in accordance with the principal distribution rules in effect for such Distribution Date, as needed to maintain the Overcollateralization Target(1);

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1, A2, A3, and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(7)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, sequentially and in that order;

(8)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates any Deferred Amounts(1);

(9)

To pay any swap termination payment to the Swap Counterparty, to the extent the termination is due to a default on the part of the Swap Counterparty; and

(10)

All remaining amounts to the holder of the Class X Certificates.

(1)  Amounts paid under steps (5) and (8) must be limited to Cumulative Realized Losses.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Senior Net Funds Cap” for each Distribution Date and each Group will be the annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related Optimal Interest Remittance Amount (as defined below) for such date and (2) 12, and the denominator of which is the related Group balance for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Subordinate Net Funds Cap” for any Distribution Date will be the weighted average of the Senior Net Funds Caps for the two groups, weighted on the basis of their group subordinate amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group have been reduced to zero, such weighting shall be on the basis of the principal balance of each Group.

The “Optimal Interest Remittance Amount” with respect to each Distribution Date and each Group will be equal to the amount, if any, by which (1) the product of (A) (x) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans in the Group, as of the first day of the related collection period divided by (y) 12 and (B) the aggregate Group balance for the immediately preceding Distribution Date exceeds (2) the proportionate share of any Net Swap Payment and any swap termination payment due to the Swap Counterparty.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee.

Origination and Servicing

All of the Mortgage Loans were originated by First Franklin and are serviced by National City Home Loan Services.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the Trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management and reporting for the benefit of the Trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Monitoring of the servicers’ claim process for loans with mortgage insurance to ensure insurance claims are filed in an accurate and timely way.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the applicable Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates and the Class M Certificates in inverse order of priority.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3, and A4 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Class M Certificates and the Class B Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3, and A4 Certificates will double and the margins on the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3, and A4 will have limited protection by means of the subordination of the Class B Certificates and the Class M Certificates.  Classes A1, A2, A3, and A4 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and to the Class B Certificates, of which the Class B1 Certificates will be senior to the Class B2 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class B Certificates and the Class M Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have been reduced to zero; then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to maintain the OC Target.

Prior to the Stepdown Date, the OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 1.90% of the Cut-off Date collateral balance.  On or after the Stepdown Date and if a Trigger Event (as defined below) is not in effect, the OC Target will be equal to the lesser of (a) 1.90% of the Cut-off Date collateral balance and (b) the greater of (x) 3.80% of the current collateral balance and (y) 0.50% of the Cut-off Date collateral balance.  If a Trigger Event is in effect, the OC Target will equal the previous month's OC Target.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 37% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

May 2008 to April 2009

3.00% for the first month, plus an additional 1/12th of 1.50% for each month thereafter

May 2009 to April 2010

4.50% for the first month, plus an additional 1/12th of

1.25% for each month thereafter

May 2010 to April 2011

5.75% for the first month, plus an additional 1/12th of

0.75% for each month thereafter

May 2011 and thereafter

6.50%

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class B Certificates, the Class M Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

S&P	Carissa Hinman	(212) 438-1567
Moody’s	Deepika Kothari	(201) 915-8732
Fitch	Mark Zelmanovich	(212) 908-0259

Summary of Terms
Issuer:	First Franklin Mortgage Loan Trust, Series 2005-FF3
Depositor:	Structured Asset Securities Corporation
Trustee:	U.S. Bank National Association
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	The MurrayHill Company
Lead Underwriter:	Lehman Brothers Inc.
Swap Provider:	[TBD]
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in May 2005.
Cut-Off Date:	April 1, 2005
Pricing Date:	Week of April 25, 2005
Closing Date:	April 29, 2005
Settlement Date:	April 29, 2005
Delay Days:	0 day delay – All Classes
Dated Date:	April 25, 2005
Day Count:	Actual/360 on Classes A1, A2, A3, A4, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1 and B2.
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The servicing fee for all of the Mortgage Loans is equal to 0.50% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC and Euroclear for Rule 144A and Regulation S.
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2, A3, and A4. Minimum $100,000; increments $1 in excess thereof for the Class M Certificates and Class B Certificates.

Summary of Terms (continued)
SMMEA Eligibility:	The Class A1, A2, A3, A4, M1, M2 and M3 Certificates are expected to be SMMEA eligible
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible, subject to certain investor-based qualifications.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.29	1.01	0.82	0.69	0.58
Window (mos)	1-34	1-27	1-22	1-18	1-15
Expected Final Mat.	2/25/2008	7/25/2007	2/25/2007	10/25/2006	7/25/2006

Class A2
Avg. Life (yrs)	4.66	3.56	2.63	2.05	1.74
Window (mos)	34-89	27-70	22-57	18-33	15-28
Expected Final Mat.	9/25/2012	2/25/2011	1/25/2010	1/25/2008	8/25/2007

Class A3
Avg. Life (yrs)	9.33	7.37	6.03	4.46	2.84
Window (mos)	89-120	70-95	57-78	33-65	28-55
Expected Final Mat.	4/25/2015	3/25/2013	10/25/2011	9/25/2010	11/25/2009

Class A4
Avg. Life (yrs)	3.30	2.57	2.03	1.57	1.21
Window (mos)	1-120	1-95	1-78	1-65	1-55
Expected Final Mat.	4/25/2015	3/25/2013	10/25/2011	9/25/2010	11/25/2009

Class M1
Avg. Life (yrs)	6.53	5.28	4.75	4.79	4.57
Window (mos)	37-120	41-95	45-78	52-65	55-55
Expected Final Mat.	4/25/2015	3/25/2013	10/25/2011	9/25/2010	11/25/2009

Class M2
Avg. Life (yrs)	6.53	5.25	4.62	4.42	4.54
Window (mos)	37-120	40-95	43-78	47-65	52-55
Expected Final Mat.	4/25/2015	3/25/2013	10/25/2011	9/25/2010	11/25/2009

Class M3
Avg. Life (yrs)	6.53	5.23	4.55	4.24	4.25
Window (mos)	37-120	39-95	42-78	44-65	48-55
Expected Final Mat.	4/25/2015	3/25/2013	10/25/2011	9/25/2010	11/25/2009

Class M4
Avg. Life (yrs)	6.53	5.23	4.51	4.14	4.05
Window (mos)	37-120	38-95	40-78	43-65	45-55
Expected Final Mat.	4/25/2015	3/25/2013	10/25/2011	9/25/2010	11/25/2009

Sensitivity Analysis - To 10% Call

% CPR	20%	25%	30%	35%	40%

Class M5
Avg. Life (yrs)	6.53	5.21	4.47	4.07	3.90
Window (mos)	37-120	38-95	40-78	41-65	43-55
Expected Final Mat.	4/25/2015	3/25/2013	10/25/2011	9/25/2010	11/25/2009

Class M6
Avg. Life (yrs)	6.53	5.21	4.45	4.01	3.79
Window (mos)	37-120	38-95	39-78	40-65	42-55
Expected Final Mat.	4/25/2015	3/25/2013	10/25/2011	9/25/2010	11/25/2009

Class M7
Avg. Life (yrs)	6.53	5.21	4.43	3.97	3.71
Window (mos)	37-120	37-95	38-78	39-65	40-55
Expected Final Mat.	4/25/2015	3/25/2013	10/25/2011	9/25/2010	11/25/2009

Class M8
Avg. Life (yrs)	6.53	5.20	4.41	3.94	3.65
Window (mos)	37-120	37-95	38-78	39-65	39-55
Expected Final Mat.	4/25/2015	3/25/2013	10/25/2011	9/25/2010	11/25/2009

Class M9
Avg. Life (yrs)	6.53	5.20	4.41	3.90	3.61
Window (mos)	37-120	37-95	37-78	38-65	39-55
Expected Final Mat.	4/25/2015	3/25/2013	10/25/2011	9/25/2010	11/25/2009

Class B1
Avg. Life (yrs)	6.51	5.18	4.37	3.88	3.55
Window (mos)	37-120	37-95	37-78	38-65	38-55
Expected Final Mat.	4/25/2015	3/25/2013	10/25/2011	9/25/2010	11/25/2009

Class B2
Avg. Life (yrs)	6.36	5.06	4.26	3.78	3.47
Window (mos)	37-115	37-91	37-74	37-62	38-52
Expected Final Mat.	11/25/2014	11/25/2012	6/25/2011	6/25/2010	8/25/2009

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class A1
Avg. Life (yrs)	1.29	1.01	0.82	0.69	0.58
Window (mos)	1-34	1-27	1-22	1-18	1-15
Expected Final Mat.	2/25/2008	7/25/2007	2/25/2007	10/25/2006	7/25/2006

Class A2
Avg. Life (yrs)	4.66	3.56	2.63	2.05	1.74
Window (mos)	34-89	27-70	22-57	18-33	15-28
Expected Final Mat.	9/25/2012	2/25/2011	1/25/2010	1/25/2008	8/25/2007

Class A3
Avg. Life (yrs)	11.31	8.97	7.33	5.55	3.28
Window (mos)	89-256	70-208	57-172	33-144	28-123
Expected Final Mat.	8/25/2026	8/25/2022	8/25/2019	4/25/2017	7/25/2015

Class A4
Avg. Life (yrs)	3.57	2.79	2.20	1.72	1.27
Window (mos)	1-255	1-208	1-172	1-144	1-122
Expected Final Mat.	7/25/2026	8/25/2022	8/25/2019	4/25/2017	6/25/2015

Class M1
Avg. Life (yrs)	7.21	5.83	5.19	5.16	6.25
Window (mos)	37-218	41-175	45-144	52-120	62-102
Expected Final Mat.	6/25/2023	11/25/2019	4/25/2017	4/25/2015	10/25/2013

Class M2
Avg. Life (yrs)	7.18	5.78	5.04	4.78	4.99
Window (mos)	37-209	40-168	43-137	47-115	52-98
Expected Final Mat.	9/25/2022	4/25/2019	9/25/2016	11/25/2014	6/25/2013

Class M3
Avg. Life (yrs)	7.16	5.74	4.96	4.58	4.55
Window (mos)	37-199	39-159	42-130	44-109	48-93
Expected Final Mat.	11/25/2021	7/25/2018	2/25/2016	5/25/2014	1/25/2013

Class M4
Avg. Life (yrs)	7.13	5.71	4.89	4.46	4.33
Window (mos)	37-192	38-153	40-125	43-105	45-89
Expected Final Mat	4/25/2021	1/25/2018	9/25/2015	1/25/2014	9/25/2012

Sensitivity Analysis - To Maturity

% CPR	20%	25%	30%	35%	40%

Class M5
Avg. Life (yrs)	7.09	5.66	4.84	4.37	4.16
Window (mos)	37-184	38-147	40-120	41-100	43-85
Expected Final Mat.	8/25/2020	7/25/2017	4/25/2015	8/25/2013	5/25/2012

Class M6
Avg. Life (yrs)	7.04	5.62	4.77	4.28	4.03
Window (mos)	37-175	38-139	39-114	40-95	42-81
Expected Final Mat.	11/25/2019	11/25/2016	10/25/2014	3/25/2013	1/25/2012

Class M7
Avg. Life (yrs)	6.97	5.56	4.71	4.20	3.92
Window (mos)	37-165	37-131	38-107	39-89	40-76
Expected Final Mat.	1/25/2019	3/25/2016	3/25/2014	9/25/2012	8/25/2011

Class M8
Avg. Life (yrs)	6.88	5.47	4.63	4.12	3.81
Window (mos)	37-154	37-122	38-100	39-83	39-71
Expected Final Mat.	2/25/2018	6/25/2015	8/25/2013	3/25/2012	3/25/2011

Class M9
Avg. Life (yrs)	6.73	5.35	4.53	4.00	3.70
Window (mos)	37-141	37-112	37-91	38-76	39-64
Expected Final Mat.	1/25/2017	8/25/2014	11/25/2012	8/25/2011	8/25/2010

Class B1
Avg. Life (yrs)	6.55	5.20	4.38	3.89	3.56
Window (mos)	37-126	37-100	37-82	38-68	38-58
Expected Final Mat.	10/25/2015	8/25/2013	2/25/2012	12/25/2010	2/25/2010

Class B2
Avg. Life (yrs)	6.36	5.06	4.26	3.78	3.47
Window (mos)	37-115	37-91	37-74	37-62	38-52
Expected Final Mat.	11/25/2014	11/25/2012	6/25/2011	6/25/2010	8/25/2009

Available Funds Cap Schedule* (1) (2)

*The Effective Available Funds Cap is shown for the first 60 Distribution Dates.  For purposes of this calculation, it was assumed that Net Swap Payments from the Swap Agreement were available to the Senior Certificates of each group in proportion to the related Collateral Group Balance.

Period	Group 1 Senior Funds Cap (%)	Group 2 Senior Funds Cap (%)	Subordinate Funds Cap (%)	Period	Group 1 Senior Funds Cap (%)	Group 2 Senior Funds Cap (%)	Subordinate Funds Cap (%)
1	6.03602	6.32138	6.18205	31	14.25502	14.83382	14.55121
2	21.95286	22.22899	22.09416	32	14.54003	15.13820	14.84613
3	22.50788	22.79320	22.65388	33	13.89171	14.47066	14.18797
4	21.67818	21.95428	21.81947	34	14.65713	15.39764	15.03607
5	21.58600	21.86403	21.72828	35	15.50121	16.29190	15.90583
6	22.19853	22.48581	22.34554	36	14.33516	15.07499	14.71375
7	21.37893	21.65693	21.52119	37	14.64592	15.41057	15.03721
8	21.98463	22.27189	22.13163	38	14.01590	14.75603	14.39464
9	21.21995	21.49792	21.36220	39	14.32434	15.08929	14.71578
10	21.18365	21.46463	21.32743	40	14.37339	15.21750	14.80535
11	22.48727	22.79383	22.64414	41	14.22734	15.07162	14.65938
12	20.07605	20.35293	20.21774	42	14.55442	15.42704	15.00097
13	20.41018	20.69628	20.55659	43	13.94600	14.79066	14.37824
14	19.16634	19.44320	19.30802	44	14.27085	15.14385	14.71759
15	19.27420	19.56028	19.42060	45	13.67827	14.52330	14.11070
16	18.19448	18.47283	18.33692	46	13.68872	14.56314	14.13620
17	17.80100	18.07831	17.94290	47	15.01591	15.98423	15.51144
18	18.01175	18.29829	18.15838	48	13.43976	14.31458	13.88745
19	17.10866	17.38595	17.25055	49	13.76364	14.66783	14.22637
20	17.36248	17.64901	17.50910	50	13.20239	14.07761	13.65029
21	16.52375	16.80103	16.66564	51	13.52403	14.42865	13.98698
22	17.89898	18.40266	18.15673	52	13.11523	14.01937	13.57794
23	19.62632	20.18290	19.91114	53	13.00572	13.91009	13.46855
24	17.42546	17.92823	17.68274	54	13.32856	14.26330	13.80694
25	16.62395	17.14353	16.88983	55	12.79390	13.69871	13.25696
26	15.47363	15.97651	15.73097	56	13.11444	14.04964	13.59305
27	15.46774	15.98743	15.73368	57	12.59113	13.49639	13.05443
28	15.08182	15.66138	15.37840	58	13.18712	13.68328	13.44105
29	14.75958	15.33823	15.05569	59	14.49433	15.04899	14.77821
30	14.96492	15.56294	15.27094	60	12.99816	13.49933	13.25467

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes a constant prepayment rate of 30%.

Excess Spread (1)(2)(3)

Period	Excess Spread	Period	Excess Spread
1	2.92%	31	3.19%
2	2.57%	32	3.34%
3	2.52%	33	3.17%
4	2.29%	34	3.69%
5	2.20%	35	3.99%
6	2.23%	36	3.67%
7	1.99%	37	3.82%
8	2.03%	38	3.58%
9	1.83%	39	3.76%
10	1.80%	40	3.71%
11	2.20%	41	3.71%
12	1.73%	42	3.87%
13	1.83%	43	3.70%
14	1.65%	44	3.85%
15	1.77%	45	3.69%
16	1.60%	46	3.73%
17	1.58%	47	4.21%
18	1.70%	48	3.72%
19	1.52%	49	3.87%
20	1.62%	50	3.70%
21	1.40%	51	3.85%
22	3.13%	52	3.73%
23	3.58%	53	3.72%
24	3.10%	54	3.87%
25	3.29%	55	3.69%
26	3.13%	56	3.84%
27	3.27%	57	3.67%
28	3.20%	58	4.21%
29	3.20%	59	4.69%
30	3.35%	60	4.19%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes a constant prepayment rate of 30%.

(3)

Does not include swap payments to the Trust, reflects swap payments made by the Trust.

Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”) and the related cumulative collateral loss wherein the Class will first incur a writedown. Calculations are run to maturity at the forward one-month LIBOR and six-month LIBOR curves. Other assumptions include: (1) a constant prepayment rate of 30%, (2) 40% loss severity, (3) 6 month lag from default to loss, (4) principal and interest advanced during the 6 month lag and (5) triggers fail (i.e., no stepdown).

Class	CDR Break-Even (%)	Cumulative Loss (%)
M1	29.20	19.578
M2	22.88	16.792
M3	19.61	15.137
M4	16.86	13.607
M5	14.53	12.199
M6	12.47	10.856
M7	10.79	9.685
M8	9.33	8.607
M9	8.09	7.644
B1	7.37	7.063
B2	7.05	6.799

FFML 2005-FF3 Collateral Summary – Aggregate

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Aggregate
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
2/28 ARM (Libor)	819	$145,595,717.85	54.56%	7.247%	100.00%	624	84.88%	38.47%
3/27 ARM (Libor)	226	53,011,946.19	19.87	6.924	100.00	643	85.44	32.76
5/25 ARM (Libor)	32	9,275,741.19	3.48	6.354	100.00	681	78.57	48.59
1/29 ARM (Libor)	5	1,797,027.18	0.67	6.902	100.00	657	87.21	48.51
6 Month Libor ARM	4	1,621,852.28	0.61	5.711	100.00	681	90.71	14.79
Balloon	1	74,901.63	0.03	8.500	0.00	545	64.66	100.00
Fixed Rate	403	55,470,321.69	20.79	7.414	0.00	645	81.07	40.18
Subtotal (Non-IO):	1,490	$266,847,508.01	100.00%	7.175%	79.18%	635	84.03%	37.99%

Interest-Only Loans:
2/28 ARM (Libor)	1,088	$298,879,940.56	59.37%	6.448%	100.00%	650	81.39%	90.49%
3/27 ARM (Libor)	285	70,061,053.59	13.92	6.495	100.00	649	81.87	93.97
5/25 ARM (Libor)	503	118,623,647.74	23.56	6.271	100.00	670	79.20	96.62
6 Month Libor ARM	36	8,244,485.69	1.64	6.325	100.00	642	85.88	79.38
Balloon	1	180,900.00	0.04	7.000	0.00	644	68.82	100.00
Fixed Rate	41	7,433,168.36	1.48	7.104	0.00	654	81.26	90.77
Subtotal (IO Loans):	1,954	$503,423,195.94	100.00%	6.421%	98.49%	655	81.01%	92.24%

Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Interest-Only Loans:
60	1,954	$503,423,195.94	100.00%	6.421%	98.49%	655	81.01%	92.24%
Total:	1,954	$503,423,195.94	100.00%	6.421%	98.49%	655	81.01%	92.24%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	81	$3,442,309.06	0.45%	8.214%	57.53%	589	72.15%	82.16%
50,000.01 - 100,000.00	533	41,788,299.87	5.43	7.530	72.88	617	80.87	67.95
100,000.01 - 150,000.00	690	85,609,383.38	11.11	7.137	82.86	634	83.24	70.21
150,000.01 - 200,000.00	669	115,813,668.60	15.04	6.844	90.80	643	83.32	67.60
200,000.01 - 250,000.00	423	94,715,304.64	12.30	6.640	92.27	644	83.30	72.92
250,000.01 - 300,000.00	290	79,305,016.33	10.30	6.653	93.04	644	82.84	72.06
300,000.01 - 350,000.00	209	68,263,838.12	8.86	6.474	96.61	645	82.61	77.02
350,000.01 - 400,000.00	138	52,053,808.55	6.76	6.508	94.85	657	82.59	69.35
400,000.01 - 450,000.00	92	39,186,505.22	5.09	6.447	97.86	658	83.46	65.01
450,000.01 - 500,000.00	61	28,858,579.04	3.75	6.683	95.12	653	84.57	72.20
500,000.01 - 550,000.00	81	42,622,232.51	5.53	6.377	95.09	662	82.31	80.20
550,000.01 - 600,000.00	67	38,625,150.50	5.01	6.116	100.00	661	80.53	85.13
600,000.01 - 650,000.00	41	25,994,426.18	3.37	6.261	95.09	670	78.68	80.54
650,000.01 >=	69	53,992,181.95	7.01	6.425	97.06	676	74.59	86.88
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Purchase	1,562	$383,438,141.52	49.78%	6.368%	97.16%	665	81.79%	89.85%
Cash Out Refinance	1,634	340,469,364.22	44.20	6.996	87.24	630	82.30	56.54
Rate/Term Refinance	246	45,937,218.67	5.96	6.973	80.80	634	82.47	61.62
Construction Permanent	1	333,600.00	0.04	7.125	100.00	561	79.43	100.00
Debt Consolidation	1	92,379.54	0.01	8.750	100.00	541	85.00	100.00
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Primary Home	3,310	$747,854,381.95	97.09%	6.669%	91.73%	647	81.98%	72.89%
Investment	101	16,344,358.97	2.12	7.137	93.50	682	82.55	96.34
Second Home	33	6,071,963.03	0.79	7.105	95.94	688	90.08	80.14
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	67	$6,436,359.97	0.84%	7.218%	0.00%	642	76.59%	41.83%
181 - 240	1	43,643.71	0.01	7.625	0.00	625	75.26	100.00
241 - 360	3,376	763,790,700.27	99.16	6.677	92.58	648	82.10	73.71
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	67	$6,436,359.97	0.84%	7.218%	0.00%	642	76.59%	41.83%
181 - 240	1	43,643.71	0.01	7.625	0.00	625	75.26	100.00
241 - 360	3,376	763,790,700.27	99.16	6.677	92.58	648	82.10	73.71
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	868	$303,544,289.77	39.41%	6.242%	97.26%	661	79.59%	83.71%
FL	227	44,152,113.31	5.73	7.032	90.74	642	82.88	76.95
TX	303	42,056,608.69	5.46	7.017	67.50	636	79.28	68.72
NY	114	38,015,504.72	4.94	6.850	88.65	647	83.34	50.71
MI	188	30,080,033.14	3.91	7.278	96.68	629	87.79	56.78
IL	144	28,013,913.16	3.64	6.860	80.98	649	85.49	29.19
MN	133	26,088,244.64	3.39	6.857	92.61	636	86.17	52.97
OH	162	23,360,604.24	3.03	7.081	84.35	638	86.88	54.08
MD	84	20,336,540.64	2.64	6.939	84.99	637	81.86	88.80
WA	104	20,308,071.29	2.64	6.614	92.63	641	82.65	80.97
Other	1,117	194,314,780.35	25.23	6.975	91.60	639	83.51	73.74
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
< = 60.00%	118	$19,262,347.65	2.50%	6.792%	81.57%	620	51.29%	66.70%
60.01 – 70.00%	164	41,516,119.17	5.39	6.772	85.89	628	66.43	70.33
70.01 – 80.00%	1,779	422,246,694.76	54.82	6.287	93.24	656	79.19	87.36
80.01 – 85.00%	356	76,355,880.97	9.91	7.088	93.57	611	84.21	65.39
85.01 – 90.00%	489	103,837,686.35	13.48	7.169	92.83	640	89.51	63.81
90.01 – 95.00%	360	75,433,815.07	9.79	7.204	89.15	661	94.63	51.22
95.01 – 100.00%	178	31,618,159.98	4.10	7.946	85.26	663	99.91	0.00
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
< = 60.00%	114	$18,004,452.98	2.34%	6.838%	80.29%	616	51.11%	64.97%
60.01 – 70.00%	148	31,333,970.74	4.07	6.877	81.30	615	66.20	60.69
70.01 – 80.00%	592	119,532,818.94	15.52	6.800	81.01	630	77.28	61.77
80.01 – 85.00%	367	82,572,779.21	10.72	7.040	94.06	615	83.32	67.81
85.01 – 90.00%	542	130,127,412.66	16.89	6.960	93.78	644	86.91	70.17
90.01 – 95.00%	422	97,860,984.12	12.70	6.989	91.63	661	91.13	60.64
95.01 – 100.00%	1,259	290,838,285.30	37.76	6.274	96.61	667	82.05	87.52
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
521 - 540	14	$1,926,232.66	0.25%	8.034%	84.15%	540	75.68%	93.74%
541 - 560	251	37,491,215.14	4.87	8.086	89.72	550	77.29	88.07
561 - 580	380	59,050,253.50	7.67	7.710	89.97	570	79.40	83.93
581 - 600	141	29,444,136.63	3.82	7.346	92.15	592	81.36	62.42
601 - 620	441	92,491,173.04	12.01	6.744	94.05	611	81.61	70.43
621 - 640	544	124,805,796.83	16.20	6.676	92.04	630	83.09	74.41
641 - 660	560	134,844,557.77	17.51	6.486	91.80	650	83.02	72.08
661 - 680	386	91,604,497.92	11.89	6.400	90.23	670	82.97	72.15
681 - 700	291	76,358,935.09	9.91	6.339	91.88	689	82.78	69.26
701 - 720	190	52,816,871.99	6.86	6.178	92.94	709	82.08	75.96
721 - 740	89	26,803,938.42	3.48	6.189	95.46	730	83.54	57.83
741 - 760	81	20,401,530.37	2.65	6.198	88.28	749	81.67	76.14
761 - 780	55	15,461,990.09	2.01	6.126	88.41	770	79.98	83.67
781 >=	21	6,769,574.50	0.88	6.138	100.00	793	83.40	69.52
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	2,412	$511,808,053.66	66.45%	6.730%	90.56%	644	82.23%	69.56%
PUD	635	164,028,292.12	21.29	6.580	93.55	651	81.16	84.29
Condo	271	59,103,376.55	7.67	6.474	97.82	663	82.27	82.75
2-4 Family	125	35,268,090.41	4.58	6.817	91.49	666	83.27	63.75
Modular	1	62,891.21	0.01	6.750	100.00	567	70.00	100.00
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$62,146,097.54	$30,003,604.11	$290,171,333.90	$62,154,622.86	$0.00	$0.00	$444,475,658.41
5/25 ARM (Libor)	11,277,855.06	2,051,000.00	47,705,251.81	66,620,282.06	245,000.00	0.00	127,899,388.93
3/27 ARM (Libor)	51,760,138.29	3,371,877.06	3,250,049.11	64,690,935.32	0.00	0.00	123,072,999.78
Fixed Rate	28,816,387.75	2,334,625.84	1,159,978.11	30,592,498.35	0.00	0.00	62,903,490.05
6 Month Libor ARM	2,129,151.76	0.00	4,219,842.13	3,517,344.08	0.00	0.00	9,866,337.97
1/29 ARM (Libor)	767,461.87	1,029,565.31	0.00	0.00	0.00	0.00	1,797,027.18
Balloon	0.00	74,901.63	0.00	180,900.00	0.00	0.00	255,801.63
Total:	$156,897,092.27	$38,865,573.95	$346,506,455.06	$227,756,582.67	$245,000.00	$0.00	$770,270,703.95

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	13.98%	6.75%	65.28%	13.98%	0.00%	0.00%	57.70%
5/25 ARM (Libor)	8.82	1.60	37.30	52.09	0.19	0.00	16.60
3/27 ARM (Libor)	42.06	2.74	2.64	52.56	0.00	0.00	15.98
Fixed Rate	45.81	3.71	1.84	48.63	0.00	0.00	8.17
6 Month Libor ARM	21.58	0.00	42.77	35.65	0.00	0.00	1.28
1/29 ARM (Libor)	42.71	57.29	0.00	0.00	0.00	0.00	0.23
Balloon	0.00	29.28	0.00	70.72	0.00	0.00	0.03
Total:	20.37%	5.05%	44.99%	29.57%	0.03%	0.00%	100.00%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	2,027	$497,020,344.19	64.53%	6.506%	95.12%	652	81.10%	81.29%
None	731	156,525,554.24	20.32	7.000	81.83	644	82.06	63.59
1% of UPB	343	52,477,243.89	6.81	7.191	90.85	633	87.42	55.39
2% of UPB	177	33,906,410.83	4.40	6.834	89.47	634	84.28	59.60
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	131	22,224,406.30	2.89	6.968	96.46	635	87.07	35.39
Other	35	8,116,744.50	1.05	6.604	83.83	652	82.86	62.19
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full	2,460	$565,742,193.63	73.45%	6.566%	94.82%	646	80.73%	100.00%
Stated	947	196,624,320.92	25.53	7.014	83.26	653	85.91	0.00
Limited	36	7,830,177.60	1.02	6.711	88.88	645	80.71	0.00
No Documentation	1	74,011.80	0.01	7.625	0.00	732	90.00	0.00
Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
0.01 - 5.00	3	$887,650.58	0.16%	6.954%	100.00%	658	86.01%	100.00%
5.01 - 10.00	6	1,052,154.50	0.19	7.068	73.46	641	84.28	100.00
10.01 - 15.00	12	2,243,605.47	0.40	7.134	86.74	665	85.23	100.00
15.01 - 20.00	51	11,478,960.18	2.03	6.743	93.08	642	81.00	100.00
20.01 - 25.00	81	15,031,569.86	2.66	6.768	91.98	639	79.61	100.00
25.01 - 30.00	137	26,825,322.20	4.74	6.843	93.76	630	80.14	100.00
30.01 - 35.00	169	35,211,103.91	6.22	6.953	92.27	636	79.57	100.00
35.01 - 40.00	235	49,773,282.21	8.80	6.927	91.77	640	81.00	100.00
40.01 - 45.00	285	65,955,526.69	11.66	6.835	91.39	637	81.12	100.00
45.01 - 50.00	430	112,006,611.70	19.80	6.753	93.73	641	81.25	100.00
50.01 - 55.00	1,051	245,276,406.33	43.35	6.220	97.75	656	80.55	100.00
Subtotal (Full Doc):	2,460	$565,742,193.63	100.00%	6.566%	94.82%	646	80.73%	100.00%

Non-Full Doc Loans:
0.01 - 5.00	1	$61,666.86	0.03%	8.000%	0.00%	767	95.00%	0.00%
10.01 - 15.00	6	671,187.66	0.33	6.949	47.13	636	71.99	0.00
15.01 - 20.00	24	4,524,896.67	2.21	7.133	84.11	631	83.61	0.00
20.01 - 25.00	45	5,306,226.64	2.59	6.954	68.10	648	78.96	0.00
25.01 - 30.00	82	12,868,454.23	6.29	7.022	81.49	651	84.36	0.00
30.01 - 35.00	120	22,502,981.23	11.00	6.958	84.90	648	82.86	0.00
35.01 - 40.00	154	30,909,750.43	15.11	6.931	81.23	649	83.34	0.00
40.01 - 45.00	200	43,114,703.93	21.08	7.056	80.05	659	86.95	0.00
45.01 - 50.00	219	54,739,034.95	26.76	6.988	85.77	662	87.27	0.00
50.01 - 55.00	132	29,473,139.28	14.41	7.032	89.59	641	88.06	0.00
55.01 - 60.00	1	356,468.44	0.17	7.500	100.00	625	89.25	0.00
Subtotal (Non-Full Doc):	984	$204,528,510.32	100.00%	7.002%	83.44%	653	85.71%	0.00%

Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
<= 5.500	195	$58,006,116.14	8.20%	5.322%	100.00%	683	79.21%	89.32%
5.501 - 6.000	533	163,281,630.89	23.09	5.839	100.00	680	79.17	87.07
6.001 - 6.500	635	162,149,693.31	22.93	6.334	100.00	653	80.35	79.31
6.501 - 7.000	570	132,034,786.66	18.67	6.818	100.00	639	83.21	68.91
7.001 - 7.500	397	83,732,470.05	11.84	7.307	100.00	629	85.35	63.31
7.501 - 8.000	320	57,766,805.33	8.17	7.807	100.00	609	87.51	63.34
8.001 - 8.500	191	29,379,138.75	4.15	8.319	100.00	589	86.06	65.82
8.501 - 9.000	123	17,569,816.70	2.48	8.796	100.00	589	87.44	67.03
9.001 - 9.500	26	2,457,829.63	0.35	9.320	100.00	590	88.79	65.02
9.501 - 10.000	8	733,124.81	0.10	9.714	100.00	578	89.35	79.30
Subtotal (ARM Loans):	2,998	$707,111,412.27	100.00%	6.620%	100.00%	648	82.15%	75.86%

Fixed Rate Loans:
<= 5.500	1	$535,736.38	0.85%	5.125%	0.00%	706	74.07%	100.00%
5.501 - 6.000	12	3,012,621.45	4.77	5.911	0.00	696	77.77	35.82
6.001 - 6.500	42	7,838,337.81	12.41	6.395	0.00	681	75.38	54.55
6.501 - 7.000	95	14,989,212.11	23.73	6.842	0.00	667	79.16	40.03
7.001 - 7.500	80	12,526,050.98	19.83	7.335	0.00	641	81.80	43.16
7.501 - 8.000	92	11,026,005.88	17.46	7.811	0.00	630	83.41	42.71
8.001 - 8.500	53	5,441,063.54	8.61	8.285	0.00	604	83.82	45.33
8.501 - 9.000	44	5,396,075.36	8.54	8.789	0.00	612	85.22	60.25
9.001 - 9.500	23	2,034,728.71	3.22	9.220	0.00	603	86.36	59.48
9.501 - 10.000	4	359,459.46	0.57	9.638	0.00	554	85.46	100.00
Subtotal (Fixed Rate):	446	$63,159,291.68	100.00%	7.378%	0.00%	646	81.04%	46.38%

Total:	3,444	$770,270,703.95	100.00%	6.682%	91.80%	648	82.05%	73.45%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 3.000	1	$259,935.00	0.04%	6.000%	100.00%	765	52.00%	100.00%
3.001 - 3.500	57	16,620,386.36	2.35	5.757	100.00	717	76.90	94.97
3.501 - 4.000	116	31,218,854.76	4.41	6.007	100.00	665	78.37	92.79
4.001 - 4.500	234	62,774,572.60	8.88	5.984	100.00	660	77.79	88.86
4.501 - 5.000	601	164,707,054.05	23.29	6.127	100.00	655	79.18	86.91
5.001 - 5.500	770	186,090,250.08	26.32	6.526	100.00	644	80.70	79.94
5.501 - 6.000	608	132,058,747.11	18.68	6.998	100.00	638	84.82	61.26
6.001 - 6.500	419	79,401,782.61	11.23	7.548	100.00	633	88.96	56.85
6.501 - 7.000	152	27,667,483.40	3.91	8.018	100.00	638	92.49	49.90
7.001 - 7.500	38	5,956,259.89	0.84	8.177	100.00	633	92.14	59.44
7.501 - 8.000	2	356,086.41	0.05	8.180	100.00	618	89.80	100.00
Total:	2,998	$707,111,412.27	100.00%	6.620%	100.00%	648	82.15%	75.86%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	40	$9,866,337.97	1.40%	6.224%	100.00%	648	86.67%	68.76%
2.000	5	1,797,027.18	0.25	6.902	100.00	657	87.21	48.51
3.000	2,953	695,448,047.12	98.35	6.625	100.00	648	82.07	76.04
Total:	2,998	$707,111,412.27	100.00%	6.620%	100.00%	648	82.15%	75.86%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	2,998	$707,111,412.27	100.00%	6.620%	100.00%	648	82.15%	75.86%
Total:	2,998	$707,111,412.27	100.00%	6.620%	100.00%	648	82.15%	75.86%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
10.001 - 10.500	2	$311,000.00	0.04%	4.375%	100.00%	657	72.12%	100.00%
10.501 - 11.000	25	7,045,637.51	1.00	4.898	100.00	698	79.77	90.52
11.001 - 11.500	168	50,649,478.63	7.16	5.387	100.00	682	79.18	89.09
11.501 - 12.000	533	163,281,630.89	23.09	5.839	100.00	680	79.17	87.07
12.001 - 12.500	635	162,149,693.31	22.93	6.334	100.00	653	80.35	79.31
12.501 - 13.000	569	131,769,717.16	18.63	6.818	100.00	639	83.19	68.84
13.001 - 13.500	397	83,732,470.05	11.84	7.307	100.00	629	85.35	63.31
13.501 - 14.000	321	58,031,874.83	8.21	7.801	100.00	609	87.52	63.51
14.001 - 14.500	191	29,379,138.75	4.15	8.319	100.00	589	86.06	65.82
14.501 - 15.000	123	17,569,816.70	2.48	8.796	100.00	589	87.44	67.03
15.001 - 15.500	26	2,457,829.63	0.35	9.320	100.00	590	88.79	65.02
15.501 - 16.000	8	733,124.81	0.10	9.714	100.00	578	89.35	79.30
Total:	2,998	$707,111,412.27	100.00%	6.620%	100.00%	648	82.15%	75.86%

Collateral Characteristics – Aggregate (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	194	$57,829,527.71	8.18%	5.323%	100.00%	683	79.21%	89.29%
5.501 - 6.000	534	163,458,219.32	23.12	5.838	100.00	680	79.17	87.08
6.001 - 6.500	635	162,149,693.31	22.93	6.334	100.00	653	80.35	79.31
6.501 - 7.000	568	131,561,060.86	18.61	6.818	100.00	639	83.17	68.95
7.001 - 7.500	398	83,941,126.35	11.87	7.306	100.00	629	85.37	63.15
7.501 - 8.000	321	58,031,874.83	8.21	7.801	100.00	609	87.52	63.51
8.001 - 8.500	191	29,379,138.75	4.15	8.319	100.00	589	86.06	65.82
8.501 - 9.000	123	17,569,816.70	2.48	8.796	100.00	589	87.44	67.03
9.001 - 9.500	26	2,457,829.63	0.35	9.320	100.00	590	88.79	65.02
9.501 - 10.000	8	733,124.81	0.10	9.714	100.00	578	89.35	79.30
Total:	2,998	$707,111,412.27	100.00%	6.620%	100.00%	648	82.15%	75.86%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 12	45	$11,663,365.15	1.65%	6.329%	100.00%	650	86.76%	65.64%
13 - 24	1,907	444,475,658.41	62.86	6.710	100.00	642	82.54	73.45
25 - 36	511	123,072,999.78	17.41	6.680	100.00	646	83.41	67.60
37 >=	535	127,899,388.93	18.09	6.277	100.00	671	79.16	93.14
Total:	2,998	$707,111,412.27	100.00%	6.620%	100.00%	648	82.15%	75.86%

FFML 2005-FF3 Collateral Summary – Group 1

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 1
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
2/28 ARM (Libor)	281	$64,506,030.77	50.87%	7.048%	100.00%	633	83.98%	40.30%
3/27 ARM (Libor)	84	27,273,901.16	21.51	6.771	100.00	647	84.47	34.33
5/25 ARM (Libor)	28	8,592,216.70	6.78	6.376	100.00	680	78.72	52.45
1/29 ARM (Libor)	2	1,179,050.80	0.93	6.518	100.00	658	83.81	61.89
6 Month Libor ARM	2	1,085,414.43	0.86	5.150	100.00	691	89.96	0.00
Balloon	1	74,901.63	0.06	8.500	0.00	545	64.66	100.00
Fixed Rate	132	24,094,661.80	19.00	7.455	0.00	668	89.09	37.42
Subtotal (Non-IO):	530	$126,806,177.29	100.00%	7.000%	80.94%	647	84.74%	39.18%

Interest-Only Loans:
2/28 ARM (Libor)	271	$137,681,610.49	55.23%	6.335%	100.00%	662	79.98%	86.18%
3/27 ARM (Libor)	61	27,336,005.55	10.97	6.390	100.00	653	80.20	94.13
5/25 ARM (Libor)	329	80,552,428.10	32.31	6.203	100.00	674	80.00	97.09
6 Month Libor ARM	9	3,347,100.00	1.34	6.390	100.00	653	88.25	49.20
Fixed Rate	1	380,000.00	0.15	6.875	0.00	640	95.00	100.00
Subtotal (IO Loans):	671	$249,297,144.14	100.00%	6.300%	99.85%	665	80.14%	90.10%

Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Interest-Only Loans:
60	671	$249,297,144.14	100.00%	6.300%	99.85%	665	80.14%	90.10%
Total:	671	$249,297,144.14	100.00%	6.300%	99.85%	665	80.14%	90.10%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	10	$404,208.84	0.11%	8.337%	61.13%	586	79.86%	79.00%
50,000.01 - 100,000.00	127	9,955,979.75	2.65	7.590	74.55	627	85.31	62.19
100,000.01 - 150,000.00	199	24,783,341.41	6.59	7.188	81.40	645	85.40	59.86
150,000.01 - 200,000.00	188	32,388,522.94	8.61	6.812	85.63	654	84.52	63.73
200,000.01 - 250,000.00	99	22,249,497.49	5.92	6.578	88.33	653	83.89	71.87
250,000.01 - 300,000.00	46	12,638,820.09	3.36	6.600	93.11	655	84.45	47.85
300,000.01 - 350,000.00	20	6,597,044.68	1.75	6.608	100.00	650	87.19	44.52
350,000.01 - 400,000.00	113	43,010,969.47	11.44	6.491	95.52	655	82.27	68.83
400,000.01 - 450,000.00	82	34,895,566.58	9.28	6.411	97.60	656	82.90	64.35
450,000.01 - 500,000.00	59	27,945,379.04	7.43	6.676	94.96	650	84.39	72.92
500,000.01 - 550,000.00	81	42,622,232.51	11.33	6.377	95.09	662	82.31	80.20
550,000.01 - 600,000.00	67	38,625,150.50	10.27	6.116	100.00	661	80.53	85.13
600,000.01 - 650,000.00	41	25,994,426.18	6.91	6.261	95.09	670	78.68	80.54
650,000.01 >=	69	53,992,181.95	14.36	6.425	97.06	676	74.59	86.88
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Purchase	576	$201,009,613.24	53.45%	6.274%	97.51%	674	81.24%	87.45%
Cash Out Refinance	546	156,437,565.37	41.59	6.850	89.38	640	82.20	55.24
Rate/Term Refinance	79	18,656,142.82	4.96	6.723	84.26	647	82.32	64.81
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Primary Home	1,177	$371,322,235.67	98.73%	6.531%	93.42%	658	81.67%	72.67%
Investment	17	3,373,434.31	0.90	6.901	100.00	689	80.98	94.85
Second Home	7	1,407,651.45	0.37	7.016	92.59	682	88.48	89.15
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	11	$1,379,276.07	0.37%	7.494%	0.00%	661	92.35%	48.59%
241 - 360	1,190	374,724,045.36	99.63	6.532	93.82	659	81.65	73.02
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	11	$1,379,276.07	0.37%	7.494%	0.00%	661	92.35%	48.59%
241 - 360	1,190	374,724,045.36	99.63	6.532	93.82	659	81.65	73.02
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	411	$189,777,408.27	50.46%	6.217%	98.21%	669	79.64%	81.99%
NY	51	21,744,514.56	5.78	6.694	91.51	657	83.57	53.12
FL	62	16,783,136.43	4.46	6.795	95.28	648	81.92	81.05
TX	78	15,544,617.06	4.13	6.760	86.05	646	79.25	68.82
MI	48	10,270,729.45	2.73	7.213	92.58	635	88.69	39.27
MD	33	10,263,849.72	2.73	6.776	86.65	644	82.40	87.28
IL	43	9,966,638.20	2.65	6.999	72.42	654	87.18	21.54
WA	44	9,701,289.18	2.58	6.519	92.08	656	82.20	78.10
OH	47	8,972,726.15	2.39	7.037	77.62	653	88.54	43.83
GA	35	8,181,686.45	2.18	6.904	87.31	659	83.63	57.08
Other	349	74,896,725.96	19.91	6.910	89.79	645	83.92	68.82
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
< = 60.00%	25	$7,633,555.46	2.03%	6.528%	100.00%	638	52.08%	62.20%
60.01 – 70.00%	50	23,450,123.17	6.24	6.507	96.49	649	66.30	77.78
70.01 – 80.00%	625	217,423,992.64	57.81	6.172	97.33	667	79.13	89.32
80.01 – 85.00%	111	33,499,374.53	8.91	6.804	97.58	624	84.14	55.17
85.01 – 90.00%	165	45,140,172.24	12.00	7.078	87.24	647	89.54	56.78
90.01 – 95.00%	145	34,371,287.65	9.14	7.255	79.48	661	94.60	37.85
95.01 – 100.00%	80	14,584,815.74	3.88	8.030	70.61	666	99.91	0.00
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
< = 60.00%	22	$6,423,070.41	1.71%	6.604%	100.00%	629	51.79%	56.74%
60.01 – 70.00%	37	13,744,980.01	3.65	6.567	94.00	635	65.72	62.10
70.01 – 80.00%	160	53,907,057.10	14.33	6.518	92.34	644	76.73	66.48
80.01 – 85.00%	120	38,963,645.26	10.36	6.755	97.92	628	82.42	61.45
85.01 – 90.00%	209	69,040,659.44	18.36	6.755	90.88	652	85.03	69.95
90.01 – 95.00%	182	51,182,899.40	13.61	6.911	86.22	663	89.45	55.63
95.01 – 100.00%	471	142,841,009.81	37.98	6.237	96.19	677	81.86	87.91
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
521 - 540	2	$188,708.44	0.05%	8.389%	100.00%	540	81.57%	100.00%
541 - 560	51	10,519,840.18	2.80	8.069	99.29	550	79.85	83.53
561 - 580	90	17,408,092.11	4.63	7.574	95.37	571	81.47	91.24
581 - 600	38	13,097,398.14	3.48	7.234	92.44	593	80.66	63.82
601 - 620	121	37,273,898.28	9.91	6.805	96.69	611	80.72	63.97
621 - 640	190	56,968,817.16	15.15	6.665	91.75	631	81.71	71.74
641 - 660	222	71,393,815.14	18.98	6.416	93.96	651	82.09	76.10
661 - 680	153	48,141,209.61	12.80	6.417	92.91	670	83.24	71.60
681 - 700	130	45,951,833.10	12.22	6.252	92.59	688	81.45	72.75
701 - 720	88	32,661,745.32	8.68	6.092	93.70	710	81.64	75.47
721 - 740	44	17,347,240.73	4.61	6.169	94.02	729	82.71	55.77
741 - 760	36	11,762,992.44	3.13	6.135	89.21	748	81.52	75.85
761 - 780	27	9,733,762.44	2.59	5.958	87.20	771	78.69	87.34
781 >=	9	3,653,968.34	0.97	5.833	100.00	793	80.51	65.60
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	861	$254,148,895.39	67.57%	6.561%	92.22%	657	82.03%	68.72%
PUD	233	88,259,882.15	23.47	6.432	96.03	659	80.35	84.60
Condo	74	21,089,807.54	5.61	6.521	98.82	669	82.74	81.59
2-4 Family	32	12,541,845.14	3.33	6.784	91.93	675	82.63	61.57
Modular	1	62,891.21	0.02	6.750	100.00	567	70.00	100.00
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$33,057,796.13	$19,720,227.72	$128,535,826.64	$20,873,790.77	$0.00	$0.00	$202,187,641.26
5/25 ARM (Libor)	8,199,792.07	1,096,700.00	33,745,703.16	45,857,449.57	245,000.00	0.00	89,144,644.80
3/27 ARM (Libor)	23,990,625.53	2,304,508.70	2,430,112.27	25,884,660.21	0.00	0.00	54,609,906.71
Fixed Rate	9,017,797.48	1,652,533.04	678,639.62	13,125,691.66	0.00	0.00	24,474,661.80
6 Month Libor ARM	506,936.70	0.00	2,304,800.00	1,620,777.73	0.00	0.00	4,432,514.43
1/29 ARM (Libor)	449,313.06	729,737.74	0.00	0.00	0.00	0.00	1,179,050.80
Balloon	0.00	74,901.63	0.00	0.00	0.00	0.00	74,901.63
Total:	$75,222,260.97	$25,578,608.83	$167,695,081.69	$107,362,369.94	$245,000.00	$0.00	$376,103,321.43

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	16.35%	9.75%	63.57%	10.32%	0.00%	0.00%	53.76%
5/25 ARM (Libor)	9.20	1.23	37.85	51.44	0.27	0.00	23.70
3/27 ARM (Libor)	43.93	4.22	4.45	47.40	0.00	0.00	14.52
Fixed Rate	36.85	6.75	2.77	53.63	0.00	0.00	6.51
6 Month Libor ARM	11.44	0.00	52.00	36.57	0.00	0.00	1.18
1/29 ARM (Libor)	38.11	61.89	0.00	0.00	0.00	0.00	0.31
Balloon	0.00	100.00	0.00	0.00	0.00	0.00	0.02
Total:	20.00%	6.80%	44.59%	28.55%	0.07%	0.00%	100.00%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	771	$259,966,882.53	69.12%	6.367%	96.45%	662	80.57%	81.19%
None	235	75,222,260.97	20.00	6.854	88.01	652	82.10	62.32
1% of UPB	95	19,266,518.94	5.12	7.131	84.86	644	88.76	40.71
2% of UPB	49	10,350,364.99	2.75	6.963	75.48	649	87.11	41.73
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	38	7,183,651.94	1.91	7.145	93.45	636	88.52	25.57
Other	13	4,113,642.06	1.09	6.492	91.10	661	86.60	57.30
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full	816	$274,305,482.32	72.93%	6.391%	96.55%	658	79.94%	100.00%
Stated	372	98,264,573.05	26.13	6.935	85.40	661	86.66	0.00
Limited	12	3,459,254.26	0.92	6.729	80.91	652	79.82	0.00
No Documentation	1	74,011.80	0.02	7.625	0.00	732	90.00	0.00
Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
0.01 - 5.00	1	$191,972.05	0.07%	6.999%	100.00%	642	80.00%	100.00%
5.01 - 10.00	2	277,030.86	0.10	6.480	100.00	676	87.19	100.00
10.01 - 15.00	4	1,396,250.68	0.51	6.691	86.42	688	87.16	100.00
15.01 - 20.00	22	7,247,242.77	2.64	6.461	96.80	647	80.09	100.00
20.01 - 25.00	29	8,354,316.41	3.05	6.351	95.92	658	77.44	100.00
25.01 - 30.00	61	15,350,603.15	5.60	6.604	98.91	638	78.25	100.00
30.01 - 35.00	59	19,315,244.66	7.04	6.569	93.78	655	78.83	100.00
35.01 - 40.00	91	26,070,355.54	9.50	6.559	93.28	659	81.94	100.00
40.01 - 45.00	109	35,675,322.75	13.01	6.561	95.64	645	80.06	100.00
45.01 - 50.00	181	68,392,640.40	24.93	6.488	96.22	656	79.98	100.00
50.01 - 55.00	257	92,034,503.05	33.55	6.124	98.43	668	79.88	100.00
Subtotal (Full Doc):	816	$274,305,482.32	100.00%	6.391%	96.55%	658	79.94%	100.00%

Non-Full Doc Loans:
0.01 - 5.00	1	$61,666.86	0.06%	8.000%	0.00%	767	95.00%	0.00%
15.01 - 20.00	9	2,790,149.88	2.74	6.992	94.69	645	84.99	0.00
20.01 - 25.00	19	2,487,409.60	2.44	7.068	76.87	660	81.19	0.00
25.01 - 30.00	26	4,627,183.43	4.55	7.105	75.68	672	89.33	0.00
30.01 - 35.00	43	10,245,632.53	10.06	6.891	90.97	654	81.95	0.00
35.01 - 40.00	58	13,720,759.04	13.48	6.924	87.03	658	85.13	0.00
40.01 - 45.00	77	21,507,623.52	21.13	6.906	79.92	666	86.92	0.00
45.01 - 50.00	99	32,080,579.37	31.51	6.894	86.06	666	87.53	0.00
50.01 - 55.00	53	14,276,834.88	14.02	6.972	88.29	644	87.91	0.00
Subtotal (Non-Full Doc):	385	$101,797,839.11	100.00%	6.928%	85.19%	660	86.43%	0.00%

Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
<= 5.500	79	$31,630,683.01	9.00%	5.320%	100.00%	692	79.23%	88.75%
5.501 - 6.000	237	98,483,170.31	28.01	5.835	100.00	687	78.69	86.28
6.001 - 6.500	246	85,118,936.90	24.21	6.339	100.00	654	79.32	79.19
6.501 - 7.000	221	66,908,186.92	19.03	6.824	100.00	643	82.21	66.56
7.001 - 7.500	114	34,140,202.82	9.71	7.296	100.00	636	84.71	54.87
7.501 - 8.000	78	18,817,800.64	5.35	7.826	100.00	614	90.01	57.88
8.001 - 8.500	55	9,916,379.47	2.82	8.304	100.00	591	87.57	59.23
8.501 - 9.000	35	6,292,974.74	1.79	8.777	100.00	607	88.22	65.32
9.001 - 9.500	2	245,423.19	0.07	9.337	100.00	555	86.50	100.00
Subtotal (ARM Loans):	1,067	$351,553,758.00	100.00%	6.472%	100.00%	658	81.18%	75.33%

Fixed Rate Loans:
<= 5.500	1	$535,736.38	2.18%	5.125%	0.00%	706	74.07%	100.00%
5.501 - 6.000	3	1,279,303.07	5.21	5.924	0.00	718	80.00	39.93
6.001 - 6.500	4	2,210,855.82	9.01	6.338	0.00	706	79.25	100.00
6.501 - 7.000	19	4,483,817.60	18.26	6.827	0.00	690	88.38	37.21
7.001 - 7.500	29	5,411,109.65	22.04	7.323	0.00	649	89.22	20.51
7.501 - 8.000	32	4,406,769.12	17.95	7.804	0.00	668	94.95	29.04
8.001 - 8.500	20	2,323,323.16	9.46	8.269	0.00	631	94.89	21.06
8.501 - 9.000	18	3,000,839.86	12.22	8.793	0.00	638	88.23	48.16
9.001 - 9.500	7	861,539.46	3.51	9.246	0.00	657	97.86	21.39
9.501 - 10.000	1	36,269.31	0.15	9.750	0.00	576	89.56	100.00
Subtotal (Fixed Rate):	134	$24,549,563.43	100.00%	7.449%	0.00%	667	89.11%	38.58%

Total:	1,201	$376,103,321.43	100.00%	6.536%	93.47%	659	81.69%	72.93%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
3.001 - 3.500	41	$13,419,802.43	3.82%	5.713%	100.00%	718	78.23%	98.21%
3.501 - 4.000	71	21,581,305.73	6.14	6.020	100.00	667	78.50	91.18
4.001 - 4.500	109	37,360,627.66	10.63	5.922	100.00	673	77.81	88.47
4.501 - 5.000	253	90,783,065.79	25.82	6.114	100.00	663	79.00	88.31
5.001 - 5.500	252	91,082,792.64	25.91	6.454	100.00	651	79.77	77.37
5.501 - 6.000	173	54,699,188.13	15.56	6.962	100.00	645	83.77	54.57
6.001 - 6.500	115	30,063,343.68	8.55	7.486	100.00	640	89.48	43.03
6.501 - 7.000	45	11,007,270.74	3.13	7.852	100.00	654	94.09	43.67
7.001 - 7.500	8	1,556,361.20	0.44	7.932	100.00	626	91.53	44.70
Total:	1,067	$351,553,758.00	100.00%	6.472%	100.00%	658	81.18%	75.33%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	11	$4,432,514.43	1.26%	6.086%	100.00%	662	88.67%	37.15%
2.000	2	1,179,050.80	0.34	6.518	100.00	658	83.81	61.89
3.000	1,054	345,942,192.77	98.40	6.477	100.00	658	81.07	75.87
Total:	1,067	$351,553,758.00	100.00%	6.472%	100.00%	658	81.18%	75.33%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	1,067	$351,553,758.00	100.00%	6.472%	100.00%	658	81.18%	75.33%
Total:	1,067	$351,553,758.00	100.00%	6.472%	100.00%	658	81.18%	75.33%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
10.001 - 10.500	1	$245,000.00	0.07%	4.375%	100.00%	661	70.00%	100.00%
10.501 - 11.000	9	3,621,095.95	1.03	4.858	100.00	721	80.20	84.02
11.001 - 11.500	69	27,764,587.06	7.90	5.388	100.00	688	79.19	89.27
11.501 - 12.000	237	98,483,170.31	28.01	5.835	100.00	687	78.69	86.28
12.001 - 12.500	246	85,118,936.90	24.21	6.339	100.00	654	79.32	79.19
12.501 - 13.000	221	66,908,186.92	19.03	6.824	100.00	643	82.21	66.56
13.001 - 13.500	114	34,140,202.82	9.71	7.296	100.00	636	84.71	54.87
13.501 - 14.000	78	18,817,800.64	5.35	7.826	100.00	614	90.01	57.88
14.001 - 14.500	55	9,916,379.47	2.82	8.304	100.00	591	87.57	59.23
14.501 - 15.000	35	6,292,974.74	1.79	8.777	100.00	607	88.22	65.32
15.001 - 15.500	2	245,423.19	0.07	9.337	100.00	555	86.50	100.00
Total:	1,067	$351,553,758.00	100.00%	6.472%	100.00%	658	81.18%	75.33%

Collateral Characteristics – Group 1 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	79	$31,630,683.01	9.00%	5.320%	100.00%	692	79.23%	88.75%
5.501 - 6.000	237	98,483,170.31	28.01	5.835	100.00	687	78.69	86.28
6.001 - 6.500	246	85,118,936.90	24.21	6.339	100.00	654	79.32	79.19
6.501 - 7.000	221	66,908,186.92	19.03	6.824	100.00	643	82.21	66.56
7.001 - 7.500	114	34,140,202.82	9.71	7.296	100.00	636	84.71	54.87
7.501 - 8.000	78	18,817,800.64	5.35	7.826	100.00	614	90.01	57.88
8.001 - 8.500	55	9,916,379.47	2.82	8.304	100.00	591	87.57	59.23
8.501 - 9.000	35	6,292,974.74	1.79	8.777	100.00	607	88.22	65.32
9.001 - 9.500	2	245,423.19	0.07	9.337	100.00	555	86.50	100.00
Total:	1,067	$351,553,758.00	100.00%	6.472%	100.00%	658	81.18%	75.33%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 12	13	$5,611,565.23	1.60%	6.177%	100.00%	661	87.65%	42.35%
13 - 24	552	202,187,641.26	57.51	6.563	100.00	653	81.26	71.54
25 - 36	145	54,609,906.71	15.53	6.580	100.00	650	82.33	64.26
37 >=	357	89,144,644.80	25.36	6.220	100.00	675	79.88	92.79
Total:	1,067	$351,553,758.00	100.00%	6.472%	100.00%	658	81.18%	75.33%

FFML 2005-FF3 Collateral Summary – Group 2

Total Number of Loans	2,243
Total Outstanding Loan Balance	$394,167,383
Average Loan Principal Balance	$175,732
Fixed Rate	9.8%
Adjustable Rate	90.2%
Prepayment Penalty	79.3%
Weighted Average Coupon	6.8%
Weighted Average Margin	5.5%
Weighted Average Initial Periodic Cap	3.0%
Weighted Average Periodic Cap	1.0%
Weighted Average Maximum Rate	12.8%
Weighted Average Floor	6.8%
Weighted Average Original Term (mo.)	358
Weighted Average Remaining Term (mo.)	355
Weighted Average Loan Age (mo.)	2
Weighted Average LTV	82.4%
Weighted Average Full Combined LTV	89.3%
% of Loans with Junior Liens	35.7%
Non-Zero Weighted Average FICO	638
Non-Zero Weighted Average DTI	45.3%
% IO Loans	64.5%
Product Type	
2/28 ARM (Libor)	61.5%
3/27 ARM (Libor)	17.4%
5/25 ARM (Libor)	9.8%
Fixed Rate	9.7%
Other	1.6%
Documentation Type	
Full	73.9%
Stated	25.0%
Limited	1.1%

Primary Mortgage Insurance Coverage	
No	100.0%
Primary Mortgage Insurance Coverage (First Lien Loans with LTV > 80%)	
No	100.0%
Lien Position	
First	100.0%
Loan Purpose	
Cash Out Refinance	46.7%
Purchase	46.3%
Rate/Term Refinance	6.9%
Construction Permanent	0.1%
Debt Consolidation	0.0%
Geographic Distribution (Other states account individually for less than 3% of the Cut-off Date principal balance)	
CA	28.9%
FL	6.9%
TX	6.7%
MI	5.0%
MN	4.7%
IL	4.6%
NY	4.1%
OH	3.7%
Occupancy Status	
Primary Home	95.5%
Investment	3.3%
Second Home	1.2%

Collateral information is as of the Cut-off Date.

Collateral Characteristics – Group 2
Collateral characteristics are listed below as of the Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
2/28 ARM (Libor)	538	$81,089,687.08	57.90%	7.406%	100.00%	617	85.60%	37.02%
3/27 ARM (Libor)	142	25,738,045.03	18.38	7.085	100.00	639	86.46	31.10
5/25 ARM (Libor)	4	683,524.49	0.49	6.074	100.00	685	76.74	0.00
1/29 ARM (Libor)	3	617,976.38	0.44	7.635	100.00	656	93.70	22.99
6 Month Libor ARM	2	536,437.85	0.38	6.845	100.00	660	92.24	44.72
Fixed Rate	271	31,375,659.89	22.40	7.382	0.00	627	74.91	42.31
Subtotal (Non-IO):	960	$140,041,330.72	100.00%	7.334%	77.60%	624	83.38%	36.90%

Interest-Only Loans:
2/28 ARM (Libor)	817	$161,198,330.07	63.43%	6.544%	100.00%	641	82.60%	94.17%
3/27 ARM (Libor)	224	42,725,048.04	16.81	6.563	100.00	646	82.93	93.86
5/25 ARM (Libor)	174	38,071,219.64	14.98	6.413	100.00	662	77.52	95.63
6 Month Libor ARM	27	4,897,385.69	1.93	6.281	100.00	634	84.26	100.00
Balloon	1	180,900.00	0.07	7.000	0.00	644	68.82	100.00
Fixed Rate	40	7,053,168.36	2.78	7.117	0.00	655	80.52	90.28
Subtotal (IO Loans):	1,283	$254,126,051.80	100.00%	6.539%	97.15%	645	81.86%	94.35%

Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

IO Term
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Interest-Only Loans:
60	1,283	$254,126,051.80	100.00%	6.539%	97.15%	645	81.86%	94.35%
Total:	1,283	$254,126,051.80	100.00%	6.539%	97.15%	645	81.86%	94.35%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	71	$3,038,100.22	0.77%	8.198%	57.05%	589	71.12%	82.58%
50,000.01 - 100,000.00	406	31,832,320.12	8.08	7.511	72.36	613	79.48	69.75
100,000.01 - 150,000.00	491	60,826,041.97	15.43	7.116	83.45	629	82.37	74.43
150,000.01 - 200,000.00	481	83,425,145.66	21.16	6.856	92.80	639	82.86	69.11
200,000.01 - 250,000.00	324	72,465,807.15	18.38	6.660	93.48	641	83.12	73.25
250,000.01 - 300,000.00	244	66,666,196.24	16.91	6.663	93.03	642	82.53	76.66
300,000.01 - 350,000.00	189	61,666,793.44	15.64	6.460	96.25	644	82.12	80.50
350,000.01 - 400,000.00	25	9,042,839.08	2.29	6.591	91.66	666	84.12	71.85
400,000.01 - 450,000.00	10	4,290,938.64	1.09	6.745	100.00	673	88.04	70.42
450,000.01 - 500,000.00	2	913,200.00	0.23	6.873	100.00	754	89.98	50.17
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Cash Out Refinance	1,088	$184,031,798.85	46.69%	7.120%	85.42%	622	82.38%	57.64%
Purchase	986	182,428,528.28	46.28	6.471	96.77	656	82.39	92.49
Rate/Term Refinance	167	27,281,075.85	6.92	7.143	78.43	625	82.58	59.44
Construction Permanent	1	333,600.00	0.08	7.125	100.00	561	79.43	100.00
Debt Consolidation	1	92,379.54	0.02	8.750	100.00	541	85.00	100.00
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Primary Home	2,133	$376,532,146.28	95.53%	6.805%	90.07%	636	82.28%	73.11%
Investment	84	12,970,924.66	3.29	7.198	91.81	680	82.96	96.73
Second Home	26	4,664,311.58	1.18	7.132	96.95	690	90.56	77.42
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	56	$5,057,083.90	1.28%	7.143%	0.00%	637	72.29%	39.98%
181 – 240	1	43,643.71	0.01	7.625	0.00	625	75.26	100.00
241 – 360	2,186	389,066,654.91	98.71	6.817	91.39	638	82.53	74.38
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 – 180	56	$5,057,083.90	1.28%	7.143%	0.00%	637	72.29%	39.98%
181 – 240	1	43,643.71	0.01	7.625	0.00	625	75.26	100.00
241 – 360	2,186	389,066,654.91	98.71	6.817	91.39	638	82.53	74.38
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	457	$113,766,881.50	28.86%	6.285%	95.68%	649	79.50%	86.57%
FL	165	27,368,976.88	6.94	7.178	87.96	638	83.47	74.43
TX	225	26,511,991.63	6.73	7.168	56.63	630	79.30	68.67
MI	140	19,809,303.69	5.03	7.312	98.80	625	87.33	65.86
MN	101	18,370,025.95	4.66	6.864	95.97	628	84.80	61.44
IL	101	18,047,274.96	4.58	6.783	85.71	646	84.55	33.42
NY	63	16,270,990.16	4.13	7.058	84.82	634	83.03	47.48
OH	115	14,387,878.09	3.65	7.108	88.55	630	85.85	60.47
WA	60	10,606,782.11	2.69	6.700	93.14	627	83.07	83.59
MD	51	10,072,690.92	2.56	7.105	83.29	631	81.32	90.34
Other	765	118,954,586.63	30.18	7.013	92.59	634	83.63	75.33
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
< = 60.00%	93	$11,628,792.19	2.95%	6.964%	69.48%	608	50.76%	69.66%
60.01 – 70.00%	114	18,065,996.00	4.58	7.117	72.13	601	66.60	60.66
70.01 – 80.00%	1,154	204,822,702.12	51.96	6.410	88.90	645	79.25	85.28
80.01 – 85.00%	245	42,856,506.44	10.87	7.310	90.44	601	84.27	73.37
85.01 – 90.00%	324	58,697,514.11	14.89	7.239	97.12	636	89.48	69.21
90.01 – 95.00%	215	41,062,527.42	10.42	7.161	97.24	661	94.66	62.42
95.01 – 100.00%	98	17,033,344.24	4.32	7.874	97.80	660	99.91	0.00
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

*Includes the loan in the securitization and any senior liens.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Original Full Combined Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
< = 60.00%	92	$11,581,382.57	2.94%	6.967%	69.35%	608	50.74%	69.53%
60.01 – 70.00%	111	17,588,990.73	4.46	7.120	71.38	599	66.57	59.59
70.01 – 80.00%	432	65,625,761.84	16.65	7.032	71.70	618	77.73	57.91
80.01 – 85.00%	247	43,609,133.95	11.06	7.295	90.61	603	84.13	73.48
85.01 – 90.00%	333	61,086,753.22	15.50	7.191	97.04	636	89.04	70.41
90.01 – 95.00%	240	46,678,084.72	11.84	7.073	97.57	659	92.97	66.15
95.01 – 100.00%	788	147,997,275.49	37.55	6.310	97.01	658	82.24	87.14
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

*Includes all liens on the mortgaged property.

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
521 - 540	12	$1,737,524.22	0.44%	7.995%	82.43%	540	75.04%	93.05%
541 - 560	200	26,971,374.96	6.84	8.093	85.99	550	76.30	89.84
561 - 580	290	41,642,161.39	10.56	7.767	87.71	569	78.53	80.88
581 - 600	103	16,346,738.49	4.15	7.435	91.91	592	81.93	61.29
601 - 620	320	55,217,274.76	14.01	6.702	92.27	611	82.21	74.80
621 - 640	354	67,836,979.67	17.21	6.684	92.29	630	84.24	76.65
641 - 660	338	63,450,742.63	16.10	6.565	89.38	649	84.06	67.54
661 - 680	233	43,463,288.31	11.03	6.381	87.26	669	82.67	72.75
681 - 700	161	30,407,101.99	7.71	6.471	90.82	690	84.79	64.00
701 - 720	102	20,155,126.67	5.11	6.316	91.71	709	82.81	76.77
721 - 740	45	9,456,697.69	2.40	6.226	98.12	732	85.08	61.62
741 - 760	45	8,638,537.93	2.19	6.285	87.02	749	81.89	76.53
761 - 780	28	5,728,227.65	1.45	6.410	90.46	767	82.18	77.42
781 >=	12	3,115,606.16	0.79	6.495	100.00	792	86.78	74.12
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	1,551	$257,659,158.27	65.37%	6.896%	88.94%	632	82.44%	70.39%
PUD	402	75,768,409.97	19.22	6.751	90.66	641	82.10	83.94
Condo	197	38,013,569.01	9.64	6.448	97.27	660	82.01	83.40
2-4 Family	93	22,726,245.27	5.77	6.835	91.25	662	83.62	64.95
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	$29,088,301.41	$10,283,376.39	$161,635,507.26	$41,280,832.09	$0.00	$0.00	$242,288,017.15
3/27 ARM (Libor)	27,769,512.76	1,067,368.36	819,936.84	38,806,275.11	0.00	0.00	68,463,093.07
5/25 ARM (Libor)	3,078,062.99	954,300.00	13,959,548.65	20,762,832.49	0.00	0.00	38,754,744.13
Fixed Rate	19,798,590.27	682,092.80	481,338.49	17,466,806.69	0.00	0.00	38,428,828.25
6 Month Libor ARM	1,622,215.06	0.00	1,915,042.13	1,896,566.35	0.00	0.00	5,433,823.54
1/29 ARM (Libor)	318,148.81	299,827.57	0.00	0.00	0.00	0.00	617,976.38
Balloon	0.00	0.00	0.00	180,900.00	0.00	0.00	180,900.00
Total:	$81,674,831.30	$13,286,965.12	$178,811,373.37	$120,394,212.73	$0.00	$0.00	$394,167,382.52

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 – 12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
2/28 ARM (Libor)	12.01%	4.24%	66.71%	17.04%	0.00%	0.00%	61.47%
3/27 ARM (Libor)	40.56	1.56	1.20	56.68	0.00	0.00	17.37
5/25 ARM (Libor)	7.94	2.46	36.02	53.57	0.00	0.00	9.83
Fixed Rate	51.52	1.77	1.25	45.45	0.00	0.00	9.75
6 Month Libor ARM	29.85	0.00	35.24	34.90	0.00	0.00	1.38
1/29 ARM (Libor)	51.48	48.52	0.00	0.00	0.00	0.00	0.16
Balloon	0.00	0.00	0.00	100.00	0.00	0.00	0.05
Total:	20.72%	3.37%	45.36%	30.54%	0.00%	0.00%	100.00%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	1,256	$237,053,461.66	60.14%	6.659%	93.67%	641	81.67%	81.39%
None	496	81,303,293.27	20.63	7.136	76.11	636	82.03	64.76
1% of UPB	248	33,210,724.95	8.43	7.226	94.32	626	86.64	63.91
2% of UPB	128	23,556,045.84	5.98	6.778	95.62	627	83.03	67.46
2 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	93	15,040,754.36	3.82	6.883	97.90	635	86.37	40.08
Other	22	4,003,102.44	1.02	6.720	76.35	642	79.01	67.21
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full	1,644	$291,436,711.31	73.94%	6.732%	93.20%	635	81.48%	100.00%
Stated	575	98,359,747.87	24.95	7.093	81.11	646	85.16	0.00
Limited	24	4,370,923.34	1.11	6.697	95.18	640	81.42	0.00
Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
0.01 - 5.00	2	$695,678.53	0.24%	6.942%	100.00%	663	87.67%	100.00%
5.01 - 10.00	4	775,123.64	0.27	7.279	63.97	629	83.24	100.00
10.01 - 15.00	8	847,354.79	0.29	7.866	87.27	625	82.05	100.00
15.01 - 20.00	29	4,231,717.41	1.45	7.227	86.72	633	82.55	100.00
20.01 - 25.00	52	6,677,253.45	2.29	7.289	87.06	616	82.32	100.00
25.01 - 30.00	76	11,474,719.05	3.94	7.162	86.87	619	82.67	100.00
30.01 - 35.00	110	15,895,859.25	5.45	7.421	90.43	613	80.46	100.00
35.01 - 40.00	144	23,702,926.67	8.13	7.332	90.11	620	79.98	100.00
40.01 - 45.00	176	30,280,203.94	10.39	7.159	86.38	627	82.35	100.00
45.01 - 50.00	249	43,613,971.30	14.97	7.169	89.83	617	83.23	100.00
50.01 - 55.00	794	153,241,903.28	52.58	6.278	97.34	649	80.96	100.00
Subtotal (Full Doc):	1,644	$291,436,711.31	100.00%	6.732%	93.20%	635	81.48%	100.00%

Non-Full Doc Loans:
10.01 - 15.00	6	$671,187.66	0.65%	6.949%	47.13%	636	71.99%	0.00%
15.01 - 20.00	15	1,734,746.79	1.69	7.360	67.11	608	81.38	0.00
20.01 - 25.00	26	2,818,817.04	2.74	6.853	60.35	637	77.00	0.00
25.01 - 30.00	56	8,241,270.80	8.02	6.975	84.75	640	81.56	0.00
30.01 - 35.00	77	12,257,348.70	11.93	7.013	79.82	644	83.62	0.00
35.01 - 40.00	96	17,188,991.39	16.73	6.937	76.60	643	81.91	0.00
40.01 - 45.00	123	21,607,080.41	21.03	7.205	80.19	651	86.97	0.00
45.01 - 50.00	120	22,658,455.58	22.06	7.123	85.36	655	86.90	0.00
50.01 - 55.00	79	15,196,304.40	14.79	7.089	90.83	637	88.20	0.00
55.01 - 60.00	1	356,468.44	0.35	7.500	100.00	625	89.25	0.00
Subtotal (Non-Full Doc):	599	$102,730,671.21	100.00%	7.076%	81.71%	645	85.00%	0.00%

Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
<= 5.500	116	$26,375,433.13	7.42%	5.325%	100.00%	673	79.18%	90.01%
5.501 - 6.000	296	64,798,460.58	18.22	5.843	100.00	669	79.90	88.27
6.001 - 6.500	389	77,030,756.41	21.66	6.328	100.00	652	81.48	79.43
6.501 - 7.000	349	65,126,599.74	18.32	6.812	100.00	635	84.23	71.32
7.001 - 7.500	283	49,592,267.23	13.95	7.314	100.00	624	85.79	69.11
7.501 - 8.000	242	38,949,004.69	10.95	7.797	100.00	607	86.30	65.99
8.001 - 8.500	136	19,462,759.28	5.47	8.327	100.00	588	85.29	69.18
8.501 - 9.000	88	11,276,841.96	3.17	8.807	100.00	579	87.01	67.98
9.001 - 9.500	24	2,212,406.44	0.62	9.319	100.00	594	89.04	61.14
9.501 - 10.000	8	733,124.81	0.21	9.714	100.00	578	89.35	79.30
Subtotal (ARM Loans):	1,931	$355,557,654.27	100.00%	6.766%	100.00%	638	83.10%	76.39%

Fixed Rate Loans:
5.501 - 6.000	9	$1,733,318.38	4.49%	5.902%	0.00%	680	76.13%	32.79%
6.001 - 6.500	38	5,627,481.99	14.58	6.417	0.00	672	73.86	36.69
6.501 - 7.000	76	10,505,394.51	27.21	6.848	0.00	657	75.23	41.24
7.001 - 7.500	51	7,114,941.33	18.43	7.344	0.00	635	76.15	60.39
7.501 - 8.000	60	6,619,236.76	17.14	7.817	0.00	604	75.74	51.81
8.001 - 8.500	33	3,117,740.38	8.08	8.297	0.00	584	75.58	63.41
8.501 - 9.000	26	2,395,235.50	6.20	8.783	0.00	579	81.45	75.39
9.001 - 9.500	16	1,173,189.25	3.04	9.200	0.00	564	77.91	87.44
9.501 - 10.000	3	323,190.15	0.84	9.625	0.00	551	85.00	100.00
Subtotal (Fixed Rate):	312	$38,609,728.25	100.00%	7.332%	0.00%	633	75.90%	51.34%

Total:	2,243	$394,167,382.52	100.00%	6.821%	90.20%	638	82.40%	73.94%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 3.000	1	$259,935.00	0.07%	6.000%	100.00%	765	52.00%	100.00%
3.001 - 3.500	16	3,200,583.93	0.90	5.942	100.00	714	71.32	81.38
3.501 - 4.000	45	9,637,549.03	2.71	5.978	100.00	661	78.10	96.38
4.001 - 4.500	125	25,413,944.94	7.15	6.075	100.00	641	77.77	89.42
4.501 - 5.000	348	73,923,988.26	20.79	6.143	100.00	646	79.40	85.21
5.001 - 5.500	518	95,007,457.44	26.72	6.596	100.00	638	81.60	82.41
5.501 - 6.000	435	77,359,558.98	21.76	7.024	100.00	634	85.57	65.99
6.001 - 6.500	304	49,338,438.93	13.88	7.586	100.00	629	88.64	65.27
6.501 - 7.000	107	16,660,212.66	4.69	8.128	100.00	627	91.44	54.01
7.001 - 7.500	30	4,399,898.69	1.24	8.263	100.00	636	92.36	64.66
7.501 - 8.000	2	356,086.41	0.10	8.180	100.00	618	89.80	100.00
Total:	1,931	$355,557,654.27	100.00%	6.766%	100.00%	638	83.10%	76.39%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	29	$5,433,823.54	1.53%	6.337%	100.00%	637	85.05%	94.54%
2.000	3	617,976.38	0.17	7.635	100.00	656	93.70	22.99
3.000	1,899	349,505,854.35	98.30	6.771	100.00	638	83.06	76.20
Total:	1,931	$355,557,654.27	100.00%	6.766%	100.00%	638	83.10%	76.39%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	1,931	$355,557,654.27	100.00%	6.766%	100.00%	638	83.10%	76.39%
Total:	1,931	$355,557,654.27	100.00%	6.766%	100.00%	638	83.10%	76.39%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
10.001 - 10.500	1	$66,000.00	0.02%	4.375%	100.00%	640	80.00%	100.00%
10.501 - 11.000	16	3,424,541.56	0.96	4.939	100.00	673	79.32	97.38
11.001 - 11.500	99	22,884,891.57	6.44	5.385	100.00	673	79.16	88.88
11.501 - 12.000	296	64,798,460.58	18.22	5.843	100.00	669	79.90	88.27
12.001 - 12.500	389	77,030,756.41	21.66	6.328	100.00	652	81.48	79.43
12.501 - 13.000	348	64,861,530.24	18.24	6.813	100.00	635	84.21	71.20
13.001 - 13.500	283	49,592,267.23	13.95	7.314	100.00	624	85.79	69.11
13.501 - 14.000	243	39,214,074.19	11.03	7.789	100.00	607	86.32	66.22
14.001 - 14.500	136	19,462,759.28	5.47	8.327	100.00	588	85.29	69.18
14.501 - 15.000	88	11,276,841.96	3.17	8.807	100.00	579	87.01	67.98
15.001 - 15.500	24	2,212,406.44	0.62	9.319	100.00	594	89.04	61.14
15.501 - 16.000	8	733,124.81	0.21	9.714	100.00	578	89.35	79.30
Total:	1,931	$355,557,654.27	100.00%	6.766%	100.00%	638	83.10%	76.39%

Collateral Characteristics – Group 2 (continued)
Collateral characteristics are listed below as of the Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	115	$26,198,844.70	7.37%	5.326%	100.00%	673	79.18%	89.94%
5.501 - 6.000	297	64,975,049.01	18.27	5.841	100.00	669	79.91	88.30
6.001 - 6.500	389	77,030,756.41	21.66	6.328	100.00	652	81.48	79.43
6.501 - 7.000	347	64,652,873.94	18.18	6.812	100.00	635	84.18	71.43
7.001 - 7.500	284	49,800,923.53	14.01	7.312	100.00	624	85.83	68.82
7.501 - 8.000	243	39,214,074.19	11.03	7.789	100.00	607	86.32	66.22
8.001 - 8.500	136	19,462,759.28	5.47	8.327	100.00	588	85.29	69.18
8.501 - 9.000	88	11,276,841.96	3.17	8.807	100.00	579	87.01	67.98
9.001 - 9.500	24	2,212,406.44	0.62	9.319	100.00	594	89.04	61.14
9.501 - 10.000	8	733,124.81	0.21	9.714	100.00	578	89.35	79.30
Total:	1,931	$355,557,654.27	100.00%	6.766%	100.00%	638	83.10%	76.39%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 12	32	$6,051,799.92	1.70%	6.470%	100.00%	639	85.93%	87.24%
13 - 24	1,355	242,288,017.15	68.14	6.833	100.00	633	83.60	75.04
25 - 36	366	68,463,093.07	19.26	6.759	100.00	643	84.26	70.27
37 >=	178	38,754,744.13	10.90	6.407	100.00	663	77.50	93.94
Total:	1,931	$355,557,654.27	100.00%	6.766%	100.00%	638	83.10%	76.39%